UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2021

Aviat Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Parker Dr., Suite C100A Austin, Texas	78728
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (408) 941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Aviat Networks, Inc. (the “Company” or “Aviat”) announced a two-for-one stock split in the form of a stock dividend. Each Aviat stockholder of record at the close of business on April 1, 2021, received one additional share of common stock after close of trading on April 7, 2021.

The Company is filing this Current Report on Form 8-K to present selected financial data for the fiscal years ended July 3, 2020, June 28, 2019 and June 29, 2018, and for the quarterly periods ended January 1, 2021, October 2, 2020, December 27, 2019 and September 27, 2019, as adjusted to reflect the April 7, 2021 stock split in the form of a stock dividend. The information contained in Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Selected Financial Information for Aviat Networks, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

By:	/s/ Eric Chang
Name:	Eric Chang
Title:	Senior Vice President, Chief Financial Officer

Dated: April 13, 2021

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